UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                     FORM 8-K

                                  CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                       February 27, 2009 (February 27, 2009)
                                  _____________

                          DIALYSIS CORPORATION OF AMERICA
                (Exact Name of Registrant as Specified in Charter)

            Florida                      0-8527             59-1757642
(State or Other Jurisdiction          (Commission         (IRS Employer
       of Incorporation)              File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of Principal Executive Offices)                 (Zip Code)

   Registrant's telephone number, including area code: (410) 694-0500

                                  _____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On February 27, 2009, Dialysis Corporation of America (the "Company") entered into Amendment No. 6 to its secured revolving credit facility (the "Credit Agreement") with KeyBank National Association ("KeyBank"), which Credit Agreement was originally entered into between the Company and KeyBank on October 24, 2005 and which currently provides the Company with borrowing under the credit facility of up to $25,000,000 by means of any combination of base rate loans and/or LIBOR loans. Amendment No. 6 to the Credit Agreement provides the Company with the ability to engage in repurchases of its capital stock up to an aggregate amount of $3 million without being in violation of the restrictive covenants of the Credit Agreement, provided that the Company is not then in default of the Credit Agreement and that it will continue to be in compliance with the financial covenants of the Credit Agreement after giving effect to a stock repurchase.

     The proceeds of the Credit Agreement have been and are intended to continue to be used for development and acquisition of new dialysis centers, working capital needs, and for other general corporate purposes.

     The description provided above summarizes the Amendment No. 6 to the Credit Agreement, a copy of which is attached as an exhibit to this Current
 Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

     (10) Material Contracts

          (i) Amendment No. 6 to the Credit Agreement between the Company and KeyBank National Association dated February 27, 2009

          (ii) Guarantor Acknowledgement and Agreement dated February 27,
               2009


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIALYSIS CORPORATION OF AMERICA

                                /s/ Stephen W. Everett
                             By------------------------------------
                                STEPHEN W. EVERETT
                                President and Chief Executive Officer

Dated:  February 27, 2009

                                   EXHIBIT INDEX

Exhibit No.
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   (10)  Material Contracts

         (i) Amendment No. 6 to the Credit Agreement between the Company and KeyBank National Association dated February 27, 2009

         (ii) Guarantor Acknowledgement and Agreement dated February 27, 2009